UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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☐	Definitive Proxy Statement

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EVOFEM BIOSCIENCES, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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must use the 12 digit control number located in the shaded gray box below.

EVOFEM BIOSCIENCES, INC.
12400 High Bluff Drive, Suite 600
San Diego, CA 92130
(858) 550-1900

NOTICE OF CHANGE OF LOCATION OF 2020 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON TUESDAY, MAY 12, 2020

This Supplement relates to the Proxy Statement of Evofem Biosciences, Inc. (“Evofem” or the “Company”), dated March 30, 2020, as previously furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2020 Annual Meeting of Stockholders.

Change in Location of Annual Meeting

The location of the Annual Meeting of Stockholders of the Company, to be held on Tuesday, May 12, 2020 at 8;00 a.m. Pacific Standard Time, has been changed.  The Annual Meeting will be held at the Company’s headquarters at 12400 High Bluff Drive, Suite 600, San Diego, CA 92130 in the 6th floor board room. Due to the public health impact of the novel coronavirus (“COVID-19”) outbreak and governmental restrictions limiting the number of people who may gather together, and to support the health and well-being of our stockholders, employees and communities, attendees will be required to wear a self-provided mask or cloth face covering while on the premises, and required to practice social distancing. Any person in attendance who exhibits cold or flu-like symptoms or who has been exposed to COVID-19 may be asked to leave the premises for the protection of the other attendees. The Company reserves the right to take any additional precautionary measures it deems appropriate in relation to the physical meeting and access to its premises.

The time and date of the Annual Meeting have not changed. All references in the Proxy Statement and related proxy materials to the previously scheduled location of the meeting are superseded and replaced by the information contained in this Supplement.

A copy of the press release issued by the Company with additional details about the meeting is attached.

Additional Information

There is no change to the proposals to be presented to the Company’s stockholders for consideration at the Annual Meeting.  A revised Notice of 2020 Annual Meeting of Stockholders, reflecting the change in the location of the meeting, is attached.

Please note that the proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

The following press release was issued by Evofem Biosciences, Inc. on May 1, 2020.

Evofem Biosciences Announces New Location and COVID-19 Preventative Measures
for 2020 Annual Meeting Scheduled for May 12, 2020

San Diego, May 1, 2020 - Evofem Biosciences, Inc. (NASDAQ: EVFM), a clinical-stage biopharmaceutical company, today announced that the location of its annual general meeting scheduled for May 12, 2020 at 8:00 am PDT has been moved to the 6th floor boardroom at 12400 High Bluff Dr., San Diego, CA 92130.

In light of the COVID-19 pandemic, attendees will be required to wear a self-provided mask or cloth face covering while on the premises, and required to practice “social distancing.” Any person in attendance who exhibits cold, fever or flu-like symptoms or who has been exposed to COVID-19 may be asked to leave the premises for the protection of the other attendees. Evofem reserves the right to take any additional precautionary measures it deems appropriate in relation to the physical meeting and access to its premises.

In lieu of in-person attendance, shareholders are encouraged to vote in accordance with the instructions set forth in the proxy statement and submit proxies in advance of the Annual Meeting.

About Evofem Biosciences, Inc.
Evofem Biosciences, Inc., (NASDAQ: EVFM) is a clinical-stage biopharmaceutical company committed to developing and commercializing innovative products to address unmet needs in women's sexual and reproductive health. Evofem Biosciences aims to advance the lives of women by developing innovative solutions, such as woman-controlled contraception and potential protection from certain sexually transmitted infections (STIs). The Company's lead product candidate, Phexxi™, is currently being reviewed by the U.S. Food and Drug Administration for prevention of pregnancy.  The investigational candidate EVO100 is being evaluated for prevention of urogenital transmission of both Chlamydia trachomatis infection (chlamydia) and Neisseria gonorrhoeae infection (gonorrhea) in women. For more information regarding Evofem, please visit www.evofem.com.

Phexxi™ and Multipurpose Vaginal pH Regulator (MVP-R™) are trademarks of Evofem Biosciences, Inc.

# # #
Contact
Investor Contact
Amy Raskopf
Evofem Biosciences, Inc.
araskopf@evofem.com
M: (917) 673-5775

Media Contact
Cara Miller
Evofem Biosciences, Inc.
cmiller@evofem.com
O: (858) 550-1900 x272

EVOFEM BIOSCIENCES, INC.
12400 High Bluff Drive, Suite 600
San Diego, CA 92130
(858) 550-1900

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on Tuesday, May 12, 2020

To the Stockholders of Evofem Biosciences, Inc.

The 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Evofem Biosciences, Inc., a Delaware corporation (the “Company”), will be held on Tuesday, May 12, 2020, beginning at 8:00 a.m., Pacific Standard Time at the Company’s headquarters at 12400 High Bluff Drive, Suite 600, San Diego, CA 92130 in the 6th floor board room.

The purpose of the meeting is to consider and act upon the following matters:

1	To elect two directors to serve three-year terms expiring 2023;

2
To approve the Amended and Restated 2014 Equity Incentive Plan to (i) increase the number of shares available for the grant of awards from 9,725,515 shares to 11,725,515 shares, and (ii) increase the maximum number of such awards that may be issued upon exercise of incentive stock options to a corresponding 11,725,515 shares;

3	To approve, on a non-binding advisory basis, the compensation of our named executive officers;

4	To approve, on a non-binding advisory basis, the frequency of future non-binding advisory votes to approve the compensation of our named executive officers; and

5	To ratify the appointment of Deloitte & Touche LLP as Evofem Biosciences, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on March 13, 2020 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in the Annual Meeting if you were a stockholder of record as of the close of business on the March 13, 2020 record date, or hold a legal proxy for the Annual Meeting provided by your bank, broker, or other nominee who held shares of the Company on your behalf as of the record date.

If you have not already done so, whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting.

The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting. We are providing proxy material access to our stockholders via the internet at www.proxyvote.com. The matters to be acted upon at the

Annual Meeting are described in the Notice of Internet Availability of Proxy Materials that you received in the mail. Please give the proxy materials your careful attention.

In addition to their availability at www.proxyvote.com, the proxy statement and our 2019 annual report to stockholders are available for viewing, printing and downloading at evofem.investorroom.com. A complete list of registered stockholders will be available at the Annual Meeting.

There will be an opportunity to submit questions during the meeting during the live Q&A portion. Information about how to submit questions during the meeting and other details regarding how to participate in the Annual Meeting are more fully described at www.virtualshareholdermeeting.com/CFMS2020.

BY ORDER OF THE BOARD OF DIRECTORS

Alexander A. Fitzpatrick
Secretary San Diego, CA May 1, 2020